UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

SCHEDULE 14A

(RULE 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

Filed by the Registrant ☒    Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

BROADRIDGE FINANCIAL SOLUTIONS, INC.

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.
☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.
	(1)	Title of each class of securities to which transaction applies:

	(2)	Aggregate number of securities to which transaction applies:

	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

	(4)	Proposed maximum aggregate value of transaction:

	(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.
☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.
	(1)	Amount previously paid:

	(2)	Form, schedule or registration statement no.:

	(3)	Filing party:

	(4)	Date filed:

Join your fellow stockholders and vote today

Questions & Answers Why am I receiving this Notice of Internet Availability? Why did I receive this Notice Regarding the Availability of Proxy materials (Notice)? In 2007, the SEC adopted new Notice and Access Proxy rules. Companies are now permitted to send the enclosed Notice instead of a full printed set of proxy materials. The Notice and Access increases shareholder value and lowers your company’s printing and mailing costs. It also reduces environmental impact and allows for faster notification of how to access proxy materials. How do I view the proxy materials online? Go to www.proxyvote.com and follow the instructions to view the materials. It is necessary to provide the information printed in the box marked by the arrow located on the Notice. What if I still prefer to receive a paper copy of the proxy materials? Yes, you can easily request a paper copy at no cost. Refer to the “Before You Vote” section of the Notice for further instructions. Can I request to receive my proxy materials for future meetings by e-mailing rather than receive a Notice? Yes, you may request to receive proxy materials for all future meetings by e-mail. To do so, go to www.proxyvote.com or www.investordelivery.com and follow the electronic delivery enrollment instructions. How can I vote my shares? Refer to the “How to Vote” section of the Notice for further instructions. You MAY NOT use your Notice to vote your shares, it is NOT a form for voting. If you send the Notice back your vote will not count. For more information please visit, www.sec.gov/spotlight/proxymatters/e-proxy.shtml

Broadridge Stockholder Forum 2016 Stockholder Forum In conjunction with the 2016 Annual Meeting of Stockholders, we are offering our investors an online forum where they can access annual meeting materials, ask questions in advance of the meeting and participate in a stockholder survey. Location: www.theinvestornetwork.com/forum/br For technical Assistance with accessing the Stockholder Forum please email support@theinvestornetwork.com. Virtual Stockholder Meeting 2016 Annual Meeting of Stockholders In order for us to reach a greater number of stockholders, we are offering a live webcast of the annual meeting where you will be able to attend the meeting over the Internet, vote electronically and ask questions during the meeting. Location: broadridge.onlineshareholdermeeting.com Date: November 17, 2016 Time 10:00 a.m. Eastern Time For technical assistance with accessing the 2016 Virtual Stockholder Meeting please call 1-855-449-0991. BR15VSM